UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21700

Tortoise North American Energy Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
 (Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  February 28, 2011

Item 1. Schedule of Investments.

Tortoise North American Energy Corporation
SCHEDULE OF INVESTMENTS (Unaudited)

	February 28, 2011
	Shares	Fair Value
Master Limited Partnerships and Related Companies — 121.6%(1)
Crude/Refined Products Pipelines — 43.3%(1)
United States — 43.3%(1)
Buckeye Partners, L.P.	115,820	$7,507,452
Enbridge Energy Management, L.L.C.(2)	138,685	9,272,484
Enbridge Energy Partners, L.P.	131,955	8,846,263
Holly Energy Partners, L.P.	73,300	4,372,345
Kinder Morgan Management, LLC(2)	237,809	15,602,621
Magellan Midstream Partners, L.P.	142,400	8,606,656
NuStar Energy L.P.	98,000	6,874,700
Plains All American Pipeline, L.P.	107,600	7,044,572
Sunoco Logistics Partners L.P.	33,000	2,920,170
		71,047,263
Natural Gas/Natural Gas Liquids Pipelines — 36.2%(1)
United States — 36.2%(1)
Boardwalk Pipeline Partners, LP	188,800	6,270,048
Duncan Energy Partners L.P.	66,000	2,688,180
El Paso Pipeline Partners, L.P.	113,900	4,294,030
Energy Transfer Equity, L.P.	140,100	5,630,619
Energy Transfer Partners, L.P.	205,200	11,251,116
Enterprise Products Partners L.P.	296,100	12,909,960
Niska Gas Storage Partners LLC	67,100	1,358,775
ONEOK Partners, L.P.	65,500	5,446,325
PAA Natural Gas Storage, L.P.	38,071	927,790
PAA Natural Gas Storage, L.P.(3)	46,718	1,022,190
TC PipeLines, LP	84,200	4,568,692
Williams Partners L.P.	57,061	2,959,184
		59,326,909
Natural Gas Gathering/Processing — 16.7%(1)
United States — 16.7%(1)
Chesapeake Midstream Partners, L.P.	47,604	1,239,608
Copano Energy, L.L.C.	210,100	7,607,721
DCP Midstream Partners, LP	51,500	2,176,390
MarkWest Energy Partners, L.P.	159,000	7,139,100
Regency Energy Partners LP	144,700	4,018,319
Targa Resources Partners LP	152,200	5,212,850
		27,393,988
Oil and Gas Exploitation and Production — 19.4%(1)
United States — 19.4%(1)
Encore Energy Partners LP	132,100	2,988,102
EV Energy Partners, L.P.	211,200	9,634,944
Legacy Reserves, LP	120,600	3,744,630
Linn Energy, LLC	270,300	10,495,749
Pioneer Southwest Energy Partners L.P.	150,900	5,003,844
		31,867,269
Propane Distribution — 4.7%(1)
United States — 4.7%(1)
Inergy, L.P.	185,700	7,702,836

Shipping — 1.3%(1)
Republic of the Marshall Islands — 1.3%(1)
Teekay LNG Partners L.P.	53,500	2,037,280

Total Master Limited Partnerships and Related Companies (Cost $114,095,463)		199,375,545

Corporate Bonds — 1.3%(1)	Principal Amount
Oil and Gas Exploitation and Production — 1.3%(1)
Canada — 1.3%(1)
Connacher Oil & Gas Ltd, 10.25%, 12/15/2015(3) (Cost $2,069,455)	$2,000,000	$2,115,000

Common Stock — 6.1%(1)	Shares

Shipping — 6.1%(1)
Republic of the Marshall Islands — 6.1%(1)
Navios Maritime Partners L.P.	248,000	4,925,280
Teekay Offshore Partners L.P.	177,450	5,105,237

Total Common Stock (Cost $7,212,909)		10,030,517
Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Fidelity Institutional Government Portfolio - Class I, 0.01%(4) (Cost $160,321)	160,321	160,321

Total Investments — 129.1%(1) (Cost $123,538,148)		211,681,383
Other Assets and Liabilities — (20.0%)(1)		(32,718,116)
Long-Term Debt Obligations — (9.1%)(1)		(15,000,000)

Total Net Assets Applicable to Common
Stockholders — 100.0%(1)		$163,963,267

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2) Security distributions are paid-in-kind.
(3) Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $3,137,190, which represents 1.9% of net assets.
(4) Rate reported is the current yield as of February 28, 2011.

Various inputs are used in determining the value of the Company’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of February 28, 2011. These assets are measured on a recurring basis.

	Fair Value at
Description	February 28, 2011	Level 1	Level 2	Level 3
Equity Securities:
Common Stock(a)	$10,030,517	$10,030,517	$-	$-
Master Limited Partnerships and Related Companies(a)	199,375,545	198,353,355	1,022,190	-
Total Equity Securities	209,406,062	208,383,872	1,022,190	-
Debt Securities:
Corporate Bonds(a)	2,115,000	-	2,115,000	-
Total Debt Securities	2,115,000	-	2,115,000	-
Other:
Short-Term Investment(b)	160,321	160,321	-	-
Total Other	160,321	160,321	-	-
Total	$211,681,383	$208,544,193	$3,137,190	$-

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at February 28, 2011.

Valuation Techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value.  This pricing methodology applies to the Company’s Level 1 investments.

Some debt securities are fair valued using a market value obtained from an approved pricing service which utilizes a pricing matrix based upon yield data for securities with similar characteristics or from a direct written broker-dealer quotation from a dealer who has made a market in the security.  This pricing methodology applies to the Company’s Level 2 debt investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's fair value.  If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.  If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels.  There were no transfers between levels for the period from December 1, 2010 through February 28, 2011.

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors.  The table below shows the shares/principal amount, acquisition date(s), acquisition cost, fair value, fair value per share and percent of net assets which the securities comprise at February 28, 2011.

Company	Shares/Principal Amount	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value Per Share	Fair Value as Percent of Net Assets
Connacher Oil & Gas Ltd, 10.25%, 12/15/2015	$2,000,000	04/28/08-07/31/08	$2,122,500	$2,115,000	N/A	1.3%
PAA Natural Gas Storage, L.P., Unregistered Common Units	46,718	02/08/11	1,000,000	1,022,190	$21.88	0.6%
			$3,122,500	$3,137,190		1.9%

The carrying value per unit of unrestricted common units of PAA Natural Gas Storage, L.P. was $24.38 on December 23, 2010, the date the purchase agreement and the date an enforceable right to acquire the restricted PAA Natural Gas Storage, L.P. units was obtained by the Company.

As of February 28, 2011, the aggregate cost of securities for federal income tax purposes was $115,612,820.  The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $96,068,563, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $0 and the net unrealized appreciation was $96,068,563.

Item 2. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise North American Energy Corporation

Date: April 20, 2011	By:	/s/ David J. Schulte
David J. Schulte
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise North American Energy Corporation

Date: April 20, 2011	By:	/s/ David J. Schulte
David J. Schulte
Chief Executive Officer

Tortoise North American Energy Corporation

Date: April 20, 2011	By:	/s/ Terry Matlack
Terry Matlack
Chief Financial Officer